                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                   CHAPTER 11


IN RE: ENRON CORP., ET AL.,            CASE NOS. 01-16033 THROUGH 01-16046,
DEBTORS                                01-16048, 01-16076, 01-16078, 01-16080,
                                       01-16109 THROUGH 01-16111, 01-16280,
                                       01-16319, 01-16428 THROUGH 01-16431,
                                       01-16467, 01-16483, 02-10007, 02-10038,
                                       02-10059 THROUGH 02-10061, 02-10132,
                                       02-10232, 02-10252, 02-10346, 02-10464,
                                       02-10613, 02-10632, 02-10743, 02-10747,
                                       02-10748, 02-10751, 02-10755, 02-10757,
                                       02-10760, 02-10761, 02-10764, 02-10766,
                                       02-10939, 02-11123, 02-11239, 02-11242,
                                       02-11267, 02-11268, 02-11272, 02-11824,
                                       02-11884, 02-12104 , 02-12105, 02-12106,
                                       02-12347, 02-12398, 02-12400, 02-12402,
                                       02-12403, 02-12902, 02-13702, 02-13723,
                                       02-14046, 02-14632, 02-14885, 02-14977,
                                       02-15716, 02-16441, 02-16492, 03-10106,
                                       03-10673, 03-10676, 03-10678, 03-10681,
                                       03-10682, 03-11364, 03-11369, 03-11371,
                                       03-11373, 03-11374, 03-12088, 03-13151,
                                       03-13154 THROUGH 03-13160, 03-13234
                                       THROUGH 03-13241, 03-13259, 03-13446,
                                       03-13447, 03-13451, 03-13453, 03-13454,
                                       03-13457, 03-13459 THROUGH 03-13463,
                                       03-13465, 03-13467, 03-13468, 03-13469,
                                       03-13489, 03-13500, 03-13502

                             (JOINTLY ADMINISTERED)


                         MONTHLY OPERATING STATEMENT FOR
                          THE MONTH ENDED MAY 31, 2003

DEBTORS' ADDRESS:                      Enron Corp. et al.
                                       1400 Smith Street
                                       Houston, TX 77002

DEBTORS' ATTORNEY:                     Weil, Gotshal & Manges LLP
                                       767 Fifth Avenue
                                       New York, NY 10153

REPORT PREPARER:                       Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:  September 11, 2003                 By:  /s/ Raymond M. Bowen, Jr.
                                             -----------------------------------
                                             Name:  Raymond M. Bowen, Jr.
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR MAY 2003

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through May 2003 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued monthly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their monthly tax accrual to Enron Corp.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                        For the Month Ended May 31, 2003
                                  (In Millions)

                                                                                                            Transfer to
                                                         Beginning  3rd Party    3rd Party        Net       Restricted     Ending
Debtor Company                                 Case No.   Balance    Receipts  Disbursements  Intercompany     Cash      Balance (c)
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033    $   5      $   -        $  -           $  -         $  -         $  5
Enron Corp.                                    01-16034       63         43         (58)            91            -          139
Enron North America Corp.                      01-16035      438         55          (7)             7          (35)         458
Enron Power Marketing, Inc.                    01-16036      296         32           -             13            -          341
PBOG Corp.                                     01-16037        -          -           -              -            -            -
Smith Street Land Company                      01-16038        -          -           -              -            -            -
Enron Broadband Services, Inc.                 01-16039        1          -           -              -            -            1
Enron Energy Services Operations, Inc.         01-16040       94          1           -              -            -           95
Enron Energy Marketing Corp.                   01-16041        -          1           -             (1)           -            -
Enron Energy Services, Inc.                    01-16042      154          5          (2)           (99)           -           58
Enron Energy Services, LLC                     01-16043        -          -           -              -            -            -
Enron Transportation Services Company          01-16044        -          -           -              -            -            -
BAM Leasing Company                            01-16045        -          -           -              -            -            -
ENA Asset Holdings, L.P.                       01-16046        1          -           -              -            -            1
Enron Gas Liquids, Inc.                        01-16048        -          -           -              -            -            -
Enron Global Markets LLC                       01-16076        -          -           -              -            -            -
Enron Net Works L.L.C.                         01-16078        -          3          (5)             2            -            -
Enron Industrial Markets LLC                   01-16080        -          -           -              -            -            -
Operational Energy Corp.                       01-16109        -          -           -              -            -            -
Enron Engineering & Construction Co.           01-16110        2          -           -              1            -            3
Enron Engineering & Operational
 Services Co.                                  01-16111        -          -           -              -            -            -
Garden State Paper Company LLC                 01-16280        8          -           -              -            -            8
Palm Beach Development Company, L.L.C.         01-16319        -          -           -              -            -            -
Tenant Services, Inc.                          01-16428        -          -           -              -            -            -
Enron Energy Information
 Solutions, Inc.                               01-16429        -          -           -              -            -            -
EESO Merchant Investments, Inc.                01-16430        -          -           -              -            -            -
Enron Federal Solutions, Inc.                  01-16431        -          -           -              -            -            -
Enron Freight Markets Corp.                    01-16467        -          -           -              -            -            -
Enron Broadband Services, L.P.                 01-16483        -          -           -              -            -            -
Enron Energy Services North America, Inc.      02-10007        -          -           -              -            -            -
Enron LNG Marketing LLC                        02-10038        -          -           -              -            -            -
Calypso Pipeline, LLC                          02-10059        -          -           -              -            -            -
Enron Global LNG LLC                           02-10060        -          -           -              -            -            -
Enron International Fuel Management Company    02-10061        -          -           -              -            -            -
Enron Natural Gas Marketing Corp.              02-10132        -          -           -              -            -            -
ENA Upstream Company LLC                       02-10232        -          -           -              -            -            -
Enron Liquid Fuels, Inc.                       02-10252        -          -           -              -            -            -
Enron LNG Shipping Company                     02-10346        3          -           -              -            -            3
Enron Property & Services Corp.                02-10464        -          -          (2)             2            -            -
Enron Capital & Trade Resources
 International Corp.                           02-10613       20          3           -             (2)           -           21
Enron Communication Leasing Corp.              02-10632        -          -           -              -            -            -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766


                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended May 31, 2003
                                  (In Millions)

                                                                                                            Transfer to
                                                         Beginning  3rd Party    3rd Party        Net       Restricted     Ending
Debtor Company                                 Case No.   Balance    Receipts  Disbursements  Intercompany     Cash      Balance (c)
------------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939        -          -           -              -            -            -
Enron Processing Properties, Inc.              02-11123        -          -           -              -            -            -
Enron Methanol Company                         02-11239        5          -           -              -           (5)           -
Enron Ventures Corp.                           02-11242        -          -           -              -            -            -
Enron Mauritius Company                        02-11267        -          -           -              -            -            -
Enron India Holding Ltd.                       02-11268        -          -           -              -            -            -
Offshore Power Production C.V.                 02-11272        -          -           -              -            -            -
The New Energy Trading Company                 02-11824        4          -           -              -            -            4
EES Service Holdings, Inc                      02-11884        -          -           -              -            -            -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347        -          -           -              -            -            -
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902        -          -           -              -            -            -
EBF, LLC                                       02-13702        8          -           -              -           (8)           -
Zond Minnesota Construction Co. LLC (a)        02-13723
Enron Fuels International, Inc.                02-14046        -          -           -              -            -            -
E Power Holdings Corp.                         02-14632        2          -           -              -           (2)           -
EFS Construction Management Services, Inc.     02-14885        -          -           -              -            -            -
Enron Management Inc.                          02-14977        -          -           -              -            -            -
Enron Expat Services, Inc.                     02-15716        -          -           -              -            -            -
Artemis Associates, LLC                        02-16441        -          -           -              -            -            -
Clinton Energy Management Services, Inc.       02-16492        6          -           -              -            -            6
LINGTEC Constructors, L.P.                     03-10106        -          -           -              -            -            -
EGS New Ventures Group                         03-10673        -          -           -              -            -            -
Louisiana Gas Marketing Company                03-10676        -          -           -              -            -            -
Louisiana Resources Company                    03-10678        -          -           -              -            -            -
LGMI, Inc.                                     03-10681        -          -           -              -            -            -
LRCI, Inc.                                     03-10682        -          -           -              -            -            -
Enron Communications Group, Inc.               03-11364        -          -           -              -            -            -
EnRock Management, LLC                         03-11369        -          -           -              -            -            -
ECI-Texas, L.P.                                03-11371        -          -           -              -            -            -
EnRock, L.P.                                   03-11373        -          -           -              -            -            -
ECI-Nevada Corp.                               03-11374        -          -           -              -            -            -
Enron Alligator Alley Pipeline Company         03-12088        -          -           -              -            -            -
Enron Wind Storm Lake I LLC                    03-13151        -          -           -              -            -            -
ECT Merchant Investments Corp.                 03-13154        -          -           -              -            -            -
EnronOnline, LLC                               03-13155        -          -           -              -            -            -
St. Charles Development Company LLC            03-13156        -          -           -              -            -            -
Calcasieu Development Company LLC              03-13157        -          -           -              -            -            -
Calvert City Power I, LLC                      03-13158        -          -           -              -            -            -
Enron ACS, Inc.                                03-13159        -          -           -              -            -            -
LOA, Inc.                                      03-13160       12          -           -              -            -           12
Enron India LLC                                03-13234        -          -           -              -            -            -
Enron International Inc.                       03-13235        -          -           -              -            -            -
Enron International Holdings Corp.             03-13236        -          -           -              -            -            -
Enron Middle East LLC                          03-13237        -          -           -              -            -            -
Enron WarpSpeed Services, Inc.                 03-13238        -          -           -              -            -            -
Modulus Technologies, Inc.                     03-13239        -          -           -              -            -            -
Enron Telecommunications, Inc.                 03-13240        -          -           -              -            -            -
DataSystems Group, Inc.                        03-13241        -          -           -              -            -            -
Risk Management & Trading Corp.                03-13259        -          -           -              -            -            -
Omicron Enterprises, Inc.                      03-13446        -          -           -              -            -            -


                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended May 31, 2003
                                  (In Millions)

                                                                                                            Transfer to
                                                         Beginning  3rd Party    3rd Party        Net       Restricted     Ending
Debtor Company                                 Case No.   Balance    Receipts  Disbursements  Intercompany     Cash      Balance (c)
------------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447       79          -          (1)             -            -           78
EFS II, Inc.                                   03-13451        -          -           -              -            -            -
EFS III, Inc.                                  03-13453        -          -           -              -            -            -
EFS V, Inc.                                    03-13454        -          -           -              -            -            -
EFS VI, Inc.                                   03-13457        -          -           -              -            -            -
EFS VII, Inc.                                  03-13459        -          -           -              -            -            -
EFS IX, Inc.                                   03-13460        -          -           -              -            -            -
EFS X, Inc.                                    03-13461        -          -           -              -            -            -
EFS XI, Inc.                                   03-13462        -          -           -              -            -            -
EFS XII, Inc.                                  03-13463        -          -           -              -            -            -
EFS XV, Inc.                                   03-13465        -          -           -              -            -            -
EFS XVII, Inc.                                 03-13467        -          -           -              -            -            -
Jovinole Associates                            03-13468        -          -           -              -            -            -
EFS Holdings, Inc.                             03-13469        1          -           -              -            -            1
Enron Operations Services Corp.                03-13489       15          -          (1)            10            -           24
Green Power Partners I, LLC                    03-13500        1          -           -              -            -            1
TLS Investors, LLC                             03-13502        -          -           -              -            -            -
                                                         ---------------------------------------------------------------------------
Combined Debtor Entities                                  $1,218       $143        $(76)           $24         $(50)      $1,259
                                                         ===========================================================================


                          Continued from previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

               Enron Metals & Commodity Corp             $ 24     Enron Gas Liquids, Inc.                        7
               Enron Corp.                                193     Enron Energy Information Solutions, Inc.       2
               Enron North America Corp.                  680     Enron LNG Marketing LLC                       31
               Enron Power Marketing, Inc.                306     Calypso Pipeline, LLC                          5
               Smith Street Land Company                   88     Enron LNG Shipping Company                    24
               Enron Broadband Services, Inc.             142     Enron Liquid Fuels, Inc.                       1
               Enron Energy Services Operations, Inc.      24     Enron Methanol Company                         5
               Enron Energy Marketing Corp.                26     Enron Reserve Acquisition Corp                27
               Enron Energy Services, Inc.                186     EBF, LLC                                       8
                                                                  E Power Holdings Corp                          2
                                                                                                            ------
                                                                    Combined Debtor Entities                $1,781
                                                                                                            ======

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                        For the Month Ended May 31, 2003
                                  (In Millions)

                                                              Beginning                                   (Payments)     Ending
Debtor Company                                   Case No.      Balance      Accruals     Intercompany      Refunds       Balance
--------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                   01-16033      $    -        $    -        $      -         $   -          $ -
Enron Corp.                                      01-16034          12          (107)            108             -           13
Enron North America Corp.                        01-16035           6            (9)              9             -            6
Enron Power Marketing, Inc.                      01-16036           2           118            (118)            -            2
PBOG Corp.                                       01-16037           -             -               -             -            -
Smith Street Land Company                        01-16038           -             -               -             -            -
Enron Broadband Services, Inc.                   01-16039          (1)           (2)              2             -           (1)
Enron Energy Services Operations, Inc.           01-16040           1            (4)              4                          1
Enron Energy Marketing Corp.                     01-16041          (1)            1              (1)            -           (1)
Enron Energy Services, Inc.                      01-16042          13             7              (7)            -           13
Enron Energy Services, LLC                       01-16043           -             -               -             -            -
Enron Transportation
  Services Company                               01-16044           -             -               -             -            -
BAM Leasing Company                              01-16045           -             -               -             -            -
ENA Asset Holdings, L.P.                         01-16046           -             -               -             -            -
Enron Gas Liquids, Inc.                          01-16048           -             -               -             -            -
Enron Global Markets LLC                         01-16076           -             -               -             -            -
Enron Net Works L.L.C.                           01-16078           1            (4)              4             -            1
Enron Industrial Markets LLC                     01-16080           -             -               -             -            -
Operational Energy Corp.                         01-16109           -             -               -             -            -
Enron Engineering &
  Construction Co.                               01-16110           -             -               -             -            -
Enron Engineering &
  Operational Services Co.                       01-16111           -             -               -             -            -
Garden State Paper Company LLC                   01-16280           -             -               -             -            -
Palm Beach Development Company, L.L.C.           01-16319           -             -               -             -            -
Tenant Services, Inc.                            01-16428           -             -               -             -            -
Enron Energy Information Solutions, Inc.         01-16429           -             -               -             -            -
EESO Merchant Investments, Inc.                  01-16430           -             -               -             -            -
Enron Federal Solutions, Inc.                    01-16431           -             -               -             -            -
Enron Freight Markets Corp.                      01-16467           -             -               -             -            -
Enron Broadband Services, L.P.                   01-16483           -             -               -             -            -
Enron Energy Services North America, Inc.        02-10007           -             -               -             -            -
Enron LNG Marketing LLC                          02-10038           -             -               -             -            -
Calypso Pipeline, LLC                            02-10059           -             -               -             -            -
Enron Global LNG LLC                             02-10060           -             -               -             -            -
Enron International Fuel Management Company      02-10061           -             -               -             -            -
Enron Natural Gas Marketing Corp.                02-10132           -             -               -             -            -
ENA Upstream Company LLC                         02-10232           -             -               -             -            -
Enron Liquid Fuels, Inc.                         02-10252          (1)            -               -             -           (1)
Enron LNG Shipping Company                       02-10346           -             -               -             -            -
Enron Property & Services Corp.                  02-10464           1            (1)              1             -            1
Enron Capital & Trade Resources
  International Corp.                            02-10613          (1)            2              (2)            -           (1)
Enron Communication Leasing Corp.                02-10632           4            (1)              1             -            4
Enron Wind Corp. (b)                             02-10743
Enron Wind Systems, Inc. (b)                     02-10747
Enron Wind Energy Systems Corp. (b)              02-10748
Enron Wind Maintenance Corp. (b)                 02-10751
Enron Wind Constructors Corp. (b)                02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)           02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)          02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)         02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)          02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)           02-10766


                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended May 31, 2003
                                  (In Millions)

                                                                  Beginning                                   (Payments)     Ending
Debtor Company                                       Case No.      Balance      Accruals     Intercompany      Refunds       Balance
------------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                 02-10939           -             -               -             -            -
Enron Processing Properties, Inc.                    02-11123           -             -               -             -            -
Enron  Methanol Company                              02-11239           1             -               -             -            1
Enron Ventures Corp.                                 02-11242           -             -               -             -            -
Enron Mauritius Company                              02-11267           -             -               -             -            -
Enron India Holding Ltd.                             02-11268           -             -               -             -            -
Offshore Power Production C.V.                       02-11272           -             -               -             -            -
The New Energy Trading Company                       02-11824           -             -               -             -            -
EES Service Holdings Inc.                            02-11884           -             -               -             -            -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)         02-12104
ZWHC, LLC (a)                                        02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                         02-12106
Enron Reserve Acquisition Corp.                      02-12347           -             -               -             -            -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)     02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902           -             -               -             -            -
EBF, LLC                                             02-13702           -             -               -             -            -
Zond Minnesota Construction Company LLC (a)          02-13723
Enron Fuels International, Inc.                      02-14046           -             -               -             -            -
E Power Holdings Corp.                               02-14632           -             -               -             -            -
EFS Construction Management Services, Inc.           02-14885           -             -               -             -            -
Enron Management Inc.                                02-14977           1             1              (1)            -            1
Enron Expat Services, Inc.                           02-15716           -             -               -             -            -
Artemis Associates, LLC                              02-16441           -             -               -             -            -
Clinton Energy Management Services, Inc.             02-16492           -             -               -             -            -
LINGTEC Constructors, L.P.                           03-10106         (10)            -               -             -          (10)
EGS New Ventures Corp.                               03-10673           -             -               -             -            -
Louisiana Gas Marketing Company                      03-10676           -             -               -             -            -
Louisiana Resources Company                          03-10678           -             -               -             -            -
LGMI, Inc.                                           03-10681           1             -               -             -            1
LRCI, Inc.                                           03-10682           -             -               -             -            -
Enron Communications Group, Inc.                     03-11364           -             -               -             -            -
EnRock Management, LLC                               03-11369           -             -               -             -            -
ECI-Texas, L.P.                                      03-11371          (2)            -               -             -           (2)
EnRock, L..P.                                        03-11373           -             -               -             -            -
ECI-Nevada Corp.                                     03-11374           -             -               -             -            -
Enron Alligator Alley Pipeline Company               03-12088           -             -               -             -            -
Enron Wind Storm Lake I LLC                          03-13151           -             -               -             -            -
ECT Merchant Investments corp.                       03-13154           -             -               -             -            -
EnronOnline, LLC                                     03-13155           -             -               -             -            -
St. Charles Development Company, LLC                 03-13156           -             -               -             -            -
Calcasieu Development Company                        03-13157           -             -               -             -            -
Calvert City Power I, LLC                            03-13158           -             -               -             -            -
Enron ACS, Inc.                                      03-13159           -             -               -             -            -
LOA, Inc.                                            03-13160           -             -               -             -            -
Enron India LLC                                      03-13234           -             -               -             -            -
Enron International Inc.                             03-13235           -             -               -             -            -
Enron International Holdings                         03-13236           -             -               -             -            -
Enron Middle East LLC                                03-13237           -             -               -             -            -
Enron WarpSpeed Services, Inc.                       03-13238           -             -               -             -            -
Modulus Technologies, Inc.                           03-13239           -             -               -             -            -
Enron Telecommunications, Inc.                       03-13240           -             -               -             -            -
DataSystems Group, Inc.                              03-13241           -             -               -             -            -
Risk Management & Trading Corp.                      03-13259           -            (1)              1             -            -
Omnicron Enterprises, Inc.                           03-13446           -             -               -             -            -

                                            Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended May 31, 2003
                                  (In Millions)

                                                              Beginning                                   (Payments)     Ending
Debtor Company                                   Case No.      Balance      Accruals     Intercompany      Refunds       Balance
--------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                      03-13447          (1)            -               -             -           (1)
EFS II, Inc.                                     03-13451           -             -               -             -            -
EFS III, Inc.                                    03-13453           -             -               -             -            -
EFS V, Inc.                                      03-13454           -             -               -             -            -
EFS VI, Inc.                                     03-13457           -             -               -             -            -
EFS VII, Inc.                                    03-13459           -             -               -             -            -
EFS IX, Inc.                                     03-13460           -             -               -             -            -
EFS X, Inc.                                      03-13461           -             -               -             -            -
EFS XI, Inc.                                     03-13462           -             -               -             -            -
EFS XII, Inc.                                    03-13463           -             -               -             -            -
EFS XV, Inc.                                     03-13465           -             -               -             -            -
EFS XVII, Inc.                                   03-13467           -             -               -             -            -
Jovinole Associates                              03-13468           -             -               -             -            -
EFS Holdings, Inc.                               03-13469           -             -               -             -            -
Enron Operations Services Corp.                  03-13489           -             -               -             -            -
Green Power Partners I LLC                       03-13500           -             -               -             -            -
TLS Investors, LLC                               03-13502           -             -               -             -            -
                                                              ------------------------------------------------------------------
Combined Debtor Entities                                         $ 26           $ -             $ 1           $ -         $ 27
                                                              ==================================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                               As of May 31, 2003
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -       $  -
Enron Corp.                                    01-16034             1          -         1          3        107        112
Enron North America Corp.                      01-16035             -          -         -          -         39         39
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         1          -          -          1
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -          -          -
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -          -          -
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -          7          -          7
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             4          -         -          2          -          6
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          -          -          -
Enron Engineering & Construction Co.           01-16110             -          -         -          -          -          -
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -          -          -
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -          -
Enron Energy Services North America, Inc.      02-10007             -          -         -          -          -          -
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          -          -          -
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          -          -
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp.  (b)                          02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp.  (b)              02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766


                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of May 31, 2003
                                  (In Millions)

                                                                      Current
Debtor Company                                       Case No.          1-30      31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                 02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.                    02-11123             -          -         -          -          -          -
Enron Methanol Company                               02-11239             -          -         -          -          -          -
Enron Ventures Corp.                                 02-11242             -          -         -          -          -          -
Enron Mauritius Company                              02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                             02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                       02-11272             -          -         -          -          -          -
The New Energy Trading Company                       02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                           02-11884             -          -         -          -          -          -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)         02-12104
ZWHC, LLC (a)                                        02-12105
Zond Pacific LLC
 (formerly Zond Pacific)  (a)                        02-12106
Enron Reserve Acquisition Corp.                      02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                            02-12398
 (formerly National Energy Production Corp.) (a)     02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902             -          -         -          -          -          -
EBF, LLC                                             02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC (a)          02-13723
Enron Fuels International, Inc.                      02-14046             -          -         -          -          -          -
E Power Holdings Corp                                02-14632             -          -         -          -          -          -
EFS Construction Management Services, Inc.           02-14885             -          -         -          -          -          -
Enron Management Inc.                                02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                           02-15716             -          -         -          -          -          -
Artemis Associates, LLC                              02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.             02-16492             -          -         -          -          -          -
LINGTEC Constructors, L.P.                           03-10106             -          -         -          -          -          -
EGS New Ventures Corp.                               03-10673             -          -         -          -          -          -
Louisiana Gas Marketing Company                      03-10676             -          -         -          -          -          -
Louisiana Resources Company                          03-10678             -          -         -          -          -          -
LGMI, Inc.                                           03-10681             -          -         -          -          -          -
LRCI, Inc.                                           03-10682             -          -         -          -          -          -
Enron Communications Group, Inc.                     03-11364             -          -         -          -          -          -
EnRock Management, LLC                               03-11369             -          -         -          -          -          -
ECI-Texas, L.P.                                      03-11371             -          -         -          -          -          -
EnRock, L.P.                                         03-11373             -          -         -          -          -          -
ECI-Nevada Corp.                                     03-11374             -          -         -          -          -          -
Enron Alligator Alley Pipeline Company               03-12088             -          -         -          -          -          -
Enron Wind Storm Lake I, LLC                         03-13151             -          -         -          -          -          -
ECT Merchant Investments Corp                        03-13154             -          -         -          -          -          -
EnronOnline, LLC                                     03-13155             -          -         -          -          -          -
St. Charles Development Company, LLC                 03-13156             -          -         -          -          -          -
Calcasieu Development Company, LLC                   03-13157             -          -         -          -          -          -
Calvert City Power I, LLC                            03-13158             -          -         -          -          -          -
Enron ACS, Inc.                                      03-13159             -          -         -          -          -          -
LOA, Inc.                                            03-13160             -          -         -          -          -          -
Enron India LLC                                      03-13234             -          -         -          -          -          -
Enron International Inc.                             03-13235             -          -         -          -          -          -
Enron International Holdings Corp.                   03-13236             -          -         -          -          -          -
Enron Middle East LLC                                03-13237             -          -         -          -          -          -
Enron WarpSpeed Services, Inc.                       03-13238             -          -         -          -          -          -
Modulus Technologies, Inc.                           03-13239             -          -         -          -          -          -
Enron Telecommunications, Inc.                       03-13240             -          -         -          -          -          -
DataSystems Group, Inc.                              03-13241             -          -         -          -          -          -
Risk Management & Trading Corp.                      03-13259             -          -         -          -          -          -
Omicron Enterprises, Inc.                            03-13446             -          -         -          -          -          -


                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of May 31, 2003
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447             -          -         -          -          -          -
EFS II, Inc.                                   03-13451             -          -         -          -          -          -
EFS III, Inc.                                  03-13453             -          -         -          -          -          -
EFS V, Inc.                                    03-13454             -          -         -          -          -          -
EFS VI, Inc.                                   03-13457             -          -         -          -          -          -
EFS VII, Inc.                                  03-13459             -          -         -          -          -          -
EFS IX, Inc.                                   03-13460             -          -         -          -          -          -
EFS X, Inc.                                    03-13461             -          -         -          -          -          -
EFS XI, Inc.                                   03-13562             -          -         -          -          -          -
EFS XII, Inc.                                  03-13563             -          -         -          -          -          -
EFS XV, Inc.                                   03-13465             -          -         -          -          -          -
EFS XVII, Inc.                                 03-13467             -          -         -          -          -          -
Jovinole Associates                            03-13468             -          -         -          -          -          -
EFS Holdings, Inc.                             03-13469             -          -         -          -          -          -
Enron Operations Services Corp.                03-13489             -          -         -          -          -          -
Green Power Partners I LLC                     03-13500             -          -         -          -          -          -
TLS Investors, LLC                             03-13502             -          -         -          -          -          -
                                                                ------------------------------------------------------------
Combined Debtor Entities                                          $ 5      $   -       $ 2       $ 12       $146       $165
                                                                ============================================================


                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766)

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                               As of May 31, 2003
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -       $  -
Enron Corp.                                    01-16034             1          -         5        169          3        178
Enron North America Corp.                      01-16035             -          -         -         12         (1)        11
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -         37        (36)         1
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -          3          3
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -         13         13
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -          -          -          -
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          -         -          3          -          3
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          1         (1)         -
Enron Engineering & Construction Co.           01-16110             -          -         -          4         (4)         -
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -         20         20
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          5          5
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          4         (4)         -
Enron Energy Services North America, Inc.      02-10007             -          -         -          8         (4)         4
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          7          -          7
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          3          3
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766


                             Continued on next page

                                                                         Table 4

                               As of May 31, 2003
                                  (In Millions)

                                                                      Current
Debtor Company                                       Case No.          1-30      31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                 02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.                    02-11123             -          -         -          -          -          -
Enron Methanol Company                               02-11239             -          -         -          -          -          -
Enron Ventures Corp.                                 02-11242             -          -         -          -          -          -
Enron Mauritius Company                              02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                             02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                       02-11272             -          -         -          -          -          -
The New Energy Trading Company                       02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                           02-11884             -          -         -          -          1          1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)         02-12104
ZWHC, LLC (a)                                        02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                         02-12106
Enron Reserve Acquisition Corp.                      02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                            02-12398
 (formerly National Energy Production Corp.) (a)     02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902             -          -         -          4         (3)         1
EBF, LLC                                             02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC (a)          02-13723
Enron Fuels International, Inc.                      02-14046             -          -         -          -          -          -
E Power Holdings Corp.                               02-14632             -          -         -          -          -          -
Enron Construction Management Services, Inc.         02-14885             -          -         -          -          -          -
Enron Management Inc.                                02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                           02-15716             -          -         -          2          -          2
Artemis Associates, LLC                              02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.             02-16492             -          -         -          -          -          -
LINGTEC Constructors, L.P.                           03-10106             -          -         -          -          -          -
EGS New Ventures Corp.                               03-10673             -          -         -          -          -          -
Louisiana Gas Marketing Company                      03-10676             -          -         -          -          -          -
Louisiana Resources Company                          03-10678             -          -         -          -          -          -
LGMI, Inc.                                           03-10681             -          -         -          -          -          -
LRCI, Inc.                                           03-10682             -          -         -          -          -          -
Enron Communications Group, Inc.                     03-11364             -          -         -          -          -          -
EnRock Management, LLC                               03-11369             -          -         -          -          -          -
ECI-Texas, L.P.                                      03-11371             -          -         -          -          -          -
EnRock, L.P.                                         03-11373             -          -         -          -          -          -
ECI-Nevada Corp.                                     03-11374             -          -         -          -          -          -
Enron Alligator Alley Pipeline Company               03-12088             -          -         -          -          -          -
Enron Wind Storm Lake I LLC                          03-13151             -          -         -          -          -          -
ECT Merchant Investments Corp.                       03-13154             -          -         -          -          -          -
EnronOnline, LLC                                     03-13155             -          -         -          -          -          -
St. Charles Development Company, LLC                 03-13156             -          -         -          -          -          -
Calcasieu Development Company, LLC                   03-13157             -          -         -          -          -          -
Calvert City Power I, LLC                            03-13158             -          -         -          -          -          -
Enron ACS, Inc.                                      03-13159             -          -         -          -          -          -
LOA, Inc.                                            03-13160             -          -         -          -          -          -
Enron India LLC                                      03-13234             -          -         -          -          -          -
Enron International Inc.                             03-13235             -          -         -          -          -          -
Enron International Holdings Corp.                   03-13236             -          -         -          -          -          -
Enron Middle East LLC                                03-13237             -          -         -          -          -          -
Enron WarpSpeed Services, Inc.                       03-13238             -          -         -          -          -          -
Modulus Technologies, Inc.                           03-13239             -          -         -          -          -          -
Enron Telecommunications, Inc.                       03-13240             -          -         -          -          -          -
DataSystems Group, Inc.                              03-13241             -          -         -          -          -          -
Risk Management & Trading Corp.                      03-13259             -          -         -          -          -          -
Omicron Enterprises, Inc.                            03-13449             -          -         -          -          -          -


                             Continued on next page

                                                                         Table 4

                               As of May 31, 2003
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.          1-30      31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447             -          -         -          -          -          -
EFS II, Inc.                                   03-13447             -          -         -          -          -          -
EFS III, Inc.                                  03-13453             -          -         -          -          -          -
EFS V, Inc.                                    03-13454             -          -         -          -          -          -
EFS VI, Inc.                                   03-13457             -          -         -          -          -          -
EFS VII, Inc.                                  03-13459             -          -         -          -          -          -
EFS IX, Inc.                                   03-13460             -          -         -          -          -          -
EFS X, Inc.                                    03-13461             -          -         -          -          -          -
EFS XI, Inc.                                   03-13462             -          -         -          -          -          -
EFS XII, Inc.                                  03-13463             -          -         -          -          -          -
EFS XV, Inc.                                   03-13465             -          -         -          -          -          -
EFS XVII, Inc.                                 03-13467             -          -         -          -          -          -
Jovinole Associates                            03-13468             -          -         -          -          -          -
EFS Holdings, Inc.                             03-13469             -          -         -          -          -          -
Enron Operations Services Corp.                03-13489             -          -         -          -          -          -
Green Power Partners I LLC                     03-13500             -          -         -          -          -          -
TLS Investors, LLC                             03-13502             -          -         -          -          -          -
                                                                ------------------------------------------------------------
Combined Debtor Entities                                          $ 1        $ -       $ 5       $251        $(5)      $252
                                                                ============================================================


                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                        Table 5


                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                        For the Month Ended May 31, 2003
                                  (In Millions)

                                                               Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.         Balance      Billings     Received      Adjustments      Balance
--------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -        $   -        $   -           $  -           $   -
Enron Corp.                                    01-16034           199            4          (25)             -             178
Enron North America Corp.                      01-16035            16            -           (5)             -              11
Enron Power Marketing, Inc.                    01-16036             -            -            -              -               -
PBOG Corp.                                     01-16037             -            -            -              -               -
Smith Street Land Company                      01-16038             -            -            -              -               -
Enron Broadband Services, Inc.                 01-16039             4            -           (3)             -               1
Enron Energy Services Operations, Inc.         01-16040             3            -            -              -               3
Enron Energy Marketing Corp.                   01-16041             -            -            -              -               -
Enron Energy Services, Inc.                    01-16042            13            -            -              -              13
Enron Energy Services, LLC                     01-16043             -            -            -              -               -
Enron Transportation Services Company          01-16044             -            -            -              -               -
BAM Leasing Company                            01-16045             -            -            -              -               -
ENA Asset Holdings, L.P.                       01-16046             -            -            -              -               -
Enron Gas Liquids, Inc.                        01-16048             -            -            -              -               -
Enron Global Markets LLC                       01-16076             -            -            -              -               -
Enron Net Works L.L.C.                         01-16078             4            -           (1)             -               3
Enron Industrial Markets LLC                   01-16080             -            -            -              -               -
Operational Energy Corp.                       01-16109             -            -            -              -               -
Enron Engineering & Construction Co.           01-16110             -            -            -              -               -
Enron Engineering & Operational
 Services Co.                                  01-16111             -            -            -              -               -
Garden State Paper Company LLC                 01-16280            20            -            -              -              20
Palm Beach Development Company, L.L.C.         01-16319             -            -            -              -               -
Tenant Services, Inc.                          01-16428             -            -            -              -               -
Enron Energy Information
 Solutions, Inc.                               01-16429             -            -            -              -               -
EESO Merchant Investments, Inc.                01-16430             -            -            -              -               -
Enron Federal Solutions, Inc.                  01-16431             5            -            -              -               5
Enron Freight Markets Corp.                    01-16467             -            -            -              -               -
Enron Broadband Services, L.P.                 01-16483             -            -            -              -               -
Enron Energy Services North America, Inc.      02-10007             8            -            -             (4)              4
Enron LNG Marketing LLC                        02-10038             -            -            -              -               -
Calypso Pipeline, LLC                          02-10059             -            -            -              -               -
Enron Global LNG LLC                           02-10060             -            -            -              -               -
Enron International Fuel Management Company    02-10061             -            -            -              -               -
Enron Natural Gas Marketing Corp.              02-10132             -            -            -              -               -
ENA Upstream Company LLC                       02-10232             -            -            -              -               -
Enron Liquid Fuels, Inc.                       02-10252             -            -            -              -               -
Enron LNG Shipping Company                     02-10346             -            -            -              -               -
Enron Property & Services Corp.                02-10464             8            -           (1)             -               7
Enron Capital & Trade Resources
   International Corp.                         02-10613             3            -            -              -               3
Enron Communication Leasing Corp.              02-10632             -            -            -              -               -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems Inc. (b)                    02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                        Table 5


                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended May 31, 2003
                                  (In Millions)

                                                               Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.         Balance      Billings     Received      Adjustments      Balance
--------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -            -            -              -               -
Enron Processing Properties, Inc.              02-11123             -            -            -              -               -
Enron Methanol Company                         02-11239             -            -            -              -               -
Enron Ventures Corp.                           02-11242             -            -            -              -               -
Enron Mauritius Company                        02-11267             -            -            -              -               -
Enron India Holding Ltd.                       02-11268             -            -            -              -               -
Offshore Power Production C.V.                 02-11272             -            -            -              -               -
The New Energy Trading Company                 02-11824             -            -            -              -               -
EES Services Holdings, Inc.                    02-11884             1            -            -              -               1
Enron Wind Development LLC
 (formerly Enron Wind Development
  Corp.) (a)                                   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347             -            -            -              -               -
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             1            -            -              -               1
EBF, LLC                                       02-13702             -            -            -              -               -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046             -            -            -              -               -
E Power Holdings Corp.                         02-14632             -            -            -              -               -
Enron Construction Management Services, Inc.   02-14885             -            -            -              -               -
Enron Management, Inc.                         02-14977             -            -            -              -               -
Enron Expat Services, Inc.                     02-15716             2            -            -              -               2
Artemis Associates, LLC                        02-16441             -            -            -              -               -
Clinton Energy Management Services, Inc.       02-16492             -            -            -              -               -
LINGTEC Constructors, L.P.                     03-10106             -            -            -              -               -
EGS New Ventures Corp.                         03-10673             -            -            -              -               -
Louisiana Gas Marketing Company                03-10676             -            -            -              -               -
Louisiana Resources Company                    03-10678             -            -            -              -               -
LGMI, Inc.                                     03-10681             -            -            -              -               -
LRCI, Inc.                                     03-10682             -            -            -              -               -
Enron Communications Group, Inc.               03-11364             -            -            -              -               -
EnRock Management, LLC                         03-11369             -            -            -              -               -
ECI-Texas, L.P.                                03-11371             -            -            -              -               -
EnRock, L.P.                                   03-11373             -            -            -              -               -
ECI-Nevada Corp.                               03-11374             -            -            -              -               -
Enron Alligator Alley Pipeline Company         03-12088             -            -            -              -               -
Enron Wind Storm Lake I LLC                    03-13151             -            -            -              -               -
ECT Merchant Investments Corp.                 03-13154             -            -            -              -               -
EnronOnline, LLC                               03-13155             -            -            -              -               -
St. Charles Development Company, LLC           03-13156             -            -            -              -               -
Calcasieu Development Company, LLC             03-13157             -            -            -              -               -
Calvert City Power I, LLC                      03-13158             -            -            -              -               -
Enron ACS, Inc.                                03-13159             -            -            -              -               -
LOA, Inc.                                      03-13160             -            -            -              -               -
Enron India LLC                                03-13234             -            -            -              -               -
Enron International Inc.                       03-13235             -            -            -              -               -
Enron International Holdings Corp.             03-13236             -            -            -              -               -
Enron Middle East LLC                          03-13237             -            -            -              -               -
Enron WarpSpeed Services, Inc.                 03-13238             -            -            -              -               -
Modulus Technologies, Inc.                     03-13240             -            -            -              -               -
Enron Telecommunications, Inc.                 03-13240             -            -            -              -               -
DataSystems Group, Inc.                        03-13241             -            -            -              -               -
Risk Management & Trading Corp.                03-13259             -            -            -              -               -
Omicron Enterprises, Inc.                      03-13446             -            -            -              -               -


                           Continued on the next page

                                                                        Table 5


                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended May 31, 2003
                                  (In Millions)

                                                               Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.         Balance      Billings     Received      Adjustments      Balance
--------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447             -            -            -              -               -
EFS II, Inc.                                   03-13451             -            -            -              -               -
EFS III, Inc.                                  03-13453             -            -            -              -               -
EFS V, Inc.                                    03-13454             -            -            -              -               -
EFS VI, Inc.                                   03-13457             -            -            -              -               -
EFS VII, Inc.                                  03-13459             -            -            -              -               -
EFS IX, Inc.                                   03-13460             -            -            -              -               -
EFS X, Inc.                                    03-13461             -            -            -              -               -
EFS XI, Inc.                                   03-13462             -            -            -              -               -
EFS XII, Inc.                                  03-13463             -            -            -              -               -
EFS XV, Inc.                                   03-13465             -            -            -              -               -
EFS XVII, Inc.                                 03-13467             -            -            -              -               -
Jovinole Associates                            03-13468             -            -            -              -               -
EFS Holdings, Inc.                             03-13469             -            -            -              -               -
Enron Operations Services Corp.                03-13489             -            -            -              -               -
Green Power Partners I, LLC                    03-14500             -            -            -              -               -
TLS Investors, LLC                             03-14502             -            -            -              -               -
                                                               -----------------------------------------------------------------
Combined Debtor Entities                                         $287         $  4        $ (35)         $  (4)         $  252
                                                               =================================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                        Table 6


                                  Enron Debtors
                       Commodity Receivables and Payables
                               As of May 31, 2003
                                  (In Millions)


Debtor Company                                 Case No.                 Receivables            Payables
---------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033                  $     1               $    7
Enron Corp.                                    01-16034                        -                    -
Enron North America Corp.                      01-16035                        -                   48
Enron Power Marketing, Inc.                    01-16036                       12                    -
PBOG Corp.                                     01-16037                        -                    -
Smith Street Land Company                      01-16038                        -                    -
Enron Broadband Services, Inc.                 01-16039                        -                    -
Enron Energy Services Operations, Inc.         01-16040                       49                  308
Enron Energy Marketing Corp.                   01-16041                      128                   35
Enron Energy Services, Inc.                    01-16042                      243                  186
Enron Energy Services, LLC                     01-16043                        -                    -
Enron Transportation Services Company          01-16044                        -                    -
BAM Leasing Company                            01-16045                        -                    -
ENA Asset Holdings, L.P.                       01-16046                        -                    -
Enron Gas Liquids, Inc.                        01-16048                        1                    7
Enron Global Markets LLC                       01-16076                        -                    -
Enron Net Works L.L.C.                         01-16078                        -                    -
Enron Industrial Markets LLC                   01-16080                        -                    -
Operational Energy Corp.                       01-16109                        -                    -
Enron Engineering & Construction Co.           01-16110                        -                    -
Enron Engineering & Operational
  Services Co.                                 01-16111                        -                    -
Garden State Paper Company LLC                 01-16280                        1                   18
Palm Beach Development Company, L.L.C.         01-16319                        -                    -
Tenant Services, Inc.                          01-16428                        -                   30
Enron Energy Information
  Solutions, Inc.                              01-16429                        -                    -
EESO Merchant Investments, Inc.                01-16430                        -                    -
Enron Federal Solutions, Inc.                  01-16431                        -                    -
Enron Freight Markets Corp.                    01-16467                        -                    -
Enron Broadband Services, L.P.                 01-16483                        -                    -
Enron Energy Services North America, Inc.      02-10007                        -                    -
Enron LNG Marketing LLC                        02-10038                        -                    -
Calypso Pipeline, LLC                          02-10059                        -                    -
Enron Global LNG LLC                           02-10060                        -                    -
Enron International Fuel Management Company    02-10061                        -                    -
Enron Natural Gas Marketing Corp.              02-10132                        -                    -
ENA Upstream Company LLC                       02-10232                       30                   69
Enron Liquid Fuels, Inc.                       02-10252                        -                    -
Enron LNG Shipping Company                     02-10346                        -                    -
Enron Property & Services Corp.                02-10464                        -                    -
Enron Capital & Trade Resources
   International Corp.                         02-10613                       85                  137
Enron Communication Leasing Corp.              02-10632                        -                    -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 6


                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of May 31, 2003
                                  (In Millions)


Debtor Company                                 Case No.                  Receivables            Payables
---------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939                        -                    -
Enron Processing Properties, Inc.              02-11123                        -                    -
Enron Methanol Company                         02-11239                        -                    -
Enron Ventures Corp.                           02-11242                        -                    -
Enron Mauritius Company                        02-11267                        -                    -
Enron India Holding Ltd.                       02-11268                        -                    -
Offshore Power Production C.V.                 02-11272                        -                    -
The New Energy Trading Company                 02-11824                        -                    -
EES Service Holdings, Inc.                     02-11884                        -                    -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104                        -                    -
ZWHC, LLC (a)                                  02-12105                        -                    -
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106                        -                    -
Enron Reserve Acquisition Corp. (b)            02-12347                        -                    -
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902                        -                    -
EBF, LLC                                       02-13702                        -                    -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046                        -                    -
E Power Holdings Corp.                         02-14632                        -                    -
Enron Construction Management, Inc.            02-14885                        -                    -
Enron Management, Inc.                         04-14977                        -                    -
Enron Expat Services, Inc.                     02-15716                        -                    -
Artemis Associates, LLC                        02-16441                        -                    -
Clinton Energy Management Services, Inc.       02-16492                        9                    1
LINGTEC Constructors, L.P.                     03-10106                        -                    -
EGS New Ventures Corp.                         03-10673                        -                    -
Louisiana Gas Marketing Company                03-10676                        -                    -
Louisiana Resources Company                    03-10678                        -                    -
LGMI, Inc.                                     03-10681                        -                    -
LRCI, Inc.                                     03-10682                        -                    -
Enron Communications Group, Inc.               03-10364                        -                    -
EnRock Management, LLC                         03-10369                        -                    -
ECI-Texas, L.P.                                03-11371                        -                    -
EnRock, L.P.                                   03-11373                        -                    -
ECI-Nevada Corp.                               03-11374                        -                    -
Enron Alligator Alley Pipeline Company         03-12088                        -                    -
Enron Wind Storm Lake I, LLC                   03-13151                        -                    -
ECT Merchant Investments Corp.                 03-13154                        -                    -
EnronOnline, LLC                               03-13155                        -                    -
St. Charles Development Company, LLC           03-13156                        -                    -
Calcasieu Development Company, LLC             03-13157                        -                    -
Calvert City Power I, LLC                      03-13158                        -                    -
Enron ACS, Inc.                                03-13159                        -                    -
LOA, Inc.                                      03-13160                        -                    -
Enron India LLC                                03-13234                        -                    -
Enron International Inc.                       03-13235                        -                    -
Enron International Holdings Corp.             03-13236                        -                    -
Enron Middle East LLC                          03-13237                        -                    -
Enron WarpSpeed Services, Inc.                 03-13238                        -                    -
Modulus Technologies, Inc.                     03-13239                        -                    -
Enron Telecommunications, Inc.                 03-13240                        -                    -
DataSystems Group, Inc.                        03-13241                        -                    -
Risk Management & Trading Corp.                03-13259                        -                    6
Omicron Enterprises, Inc.                      03-13446                        -                    -

                           Continued on the next page

                                                                         Table 6


                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of May 31, 2003
                                  (In Millions)


Debtor Company                                 Case No.                  Receivables            Payables
---------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447                        -                    -
EFS II, Inc.                                   03-13451                        -                    -
EFS III, Inc.                                  03-13453                        -                    -
EFS V, Inc.                                    03-13454                        -                    -
EFS VI, Inc.                                   03-13457                        -                    -
EFS VII, Inc.                                  03-13459                        -                    -
EFS IX, Inc.                                   03-13460                        -                    -
EFS X, Inc.                                    03-13461                        -                    -
EFS XI, Inc.                                   03-13462                        -                    -
EFS XII, Inc.                                  03-13463                        -                    -
EFS XV, Inv.                                   03-13465                        -                    -
EFS XVII, Inc.                                 03-13467                        -                    -
Jovinole Associates                            03-13468                        -                    -
EFS Holdings, Inc.                             03-13469                        -                    -
Enron Operations Services Corp.                03-13489                        -                    -
Green Power Partners I LLC                     03-13500                        -                    -
TLS Investors, LLC                             03-13502                        -                    -
                                                                          ---------------------------

Combined Debtor Entities                                                  $  559               $  852
                                                                          ===========================


                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                         Table 7


                                 Enron Entities
                               Asset Dispositions
                        For the Month Ended May 31, 2003
                                  (In Millions)


                                                                              Asset                       Book
Company                                    Date Closed                    Description                     Value           Proceeds
----------------------------------------------------------------------------------------------------------------------------------
Debtor Companies

Enron Corp.                                 05/29/03             Sale of Furniture (Dove Bid Auction)     $  1              $  1

Enron Broadband Services, Inc.              05/21/03             Sale of telecom equipment on West
                                                                 Coast (Dove Bid Auction)                    2                 2

Enron North America                         05/21/03             Sale of cash flow interest in
                                                                 Onondaga Energy Venture, L.L.C.             4                 6

Non-Debtor Companies

Enron International Chengdu Power Ltd.      05/29/03             Sale of a non-operating 51% interest
                                                                 in a 359 MW coal fired co-generation
                                                                 power plant located in Chengdu, China      49                44